UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	July 17, 2006

DORATO RESOURCES INC.
(Exact name of registrant as specified in its chapter)
WYOMING	0-33299	06-1616453
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
201B, 83 Halls Road, Old Lyme, Connecticut	06371
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 434 - 5535

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01  Other Events.

The Registrant announced the results of its 2006 annual meeting shareholders, as follows:  (1)  the reappointment of Anton J. Drescher, Gerhard Drescher and Rowland Perkins as directors; (2) the re appointment of Amisano Hanson as auditors; (3) the issuance of up to 2,200,000 units at a price of $0.225 per unit; (4) the settlement of outstanding debts totalling Cdn.$260,015 by the issuance of an aggregate of 1,155,625 common shares at a price of Cdn.$0.225 per share; (5) the amendment of the Articles of the Company by subdividing common shares one a one for three basis; and (6) the Company’s 2006 Stock Option Plan.

After conclusion of the business set forth above, management presented a motion to continue the incorporation of the Company into British Columbia with the adoption of a new form of Articles and concurrently dissolve the incorporation in Wyoming.  The meeting was adjourned until Wednesday, August 9th, 2006 in order to allow sufficient time for a notice and information with related proxy regarding the proposed motion to be sent to shareholders.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated July 17th, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORATO RESOURCES INC.

Date :

July 17th, 2006

By :

/s/  Anton J. Drescher

Anton J. Drescher,

President

DORATO RESOURCES INC.

Suite 507 – 837 West Hastings Street

Vancouver, BC   V6C 3N6

Tel:  (604) 685-1017

Fax:  (604) 685-5777

CUSIP No. 25712109

NEX Trading Symbol:  DRI.H

Shares Outstanding 1,262,562

ANNUAL MEETING OF SHAREHOLDERS AND ADJOURNMENT

VANCOUVER, B.C. – Dorato Resources Inc. (the “Company”) announces that at the annual meeting of shareholders held on July 17th, 2005, the shareholders approved the following matters:

1.

The election of management’s three nominees as set out in the Proxy Statement; as follows:

Anton J. Drescher

Gerhard Drescher

Rowland Perkins

2.

The appointment of Amisano Hanson, Chartered Accountants, as auditors of the Company for the ensuing year and authorizing the directors to fix the auditor's remuneration.

3.

The issuance of up to 2,200,000 units in the capital stock of the Company at a price of $0.225 per unit, or such number of units at such prices as is determined by the Board of Directors in compliance with the policies of the TSX Venture Exchange

4.

The settlement of outstanding debts totalling Cdn.$260,015 by the issuance of an aggregate of 1,155,625 common shares in the capital stock of the Company, at a price of Cdn.$0.225 per share, or such number of shares at such price as is determined by the Board of Directors in compliance with the policies of the TSX Venture Exchange

5.

That the Articles of the Company be amended by subdividing each one issued and outstanding common shares of the Company into three common shares.

6.

The Company’s 2006 Stock Option Plan, pursuant to which the maximum number of common shares of the Company reserved for issuance under the 2006 Stock Option Plan shall be 10% of the issued and outstanding share capital at the time of granting.

After conclusion of the business set forth above, management presented a motion to continue the incorporation of the Company into British Columbia with the adoption of a new form of Articles and concurrently dissolve the incorporation in Wyoming.  The meeting was adjourned until Wednesday, August 9th, 2006 in order to allow sufficient time for a notice and information with related proxy regarding the proposed motion to be sent to shareholders.

ON BEHALF OF THE BOARD OF

DORATO RESOURCES INC.

“ANTON  J. (TONY) DRESCHER”

ANTON J. DRESCHER

Director

The press release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statements.  Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.